Exhibit 1.01

Conflict Minerals Report
IPG Photonics Corporation
For the Year Ended December 31, 2015

1.	Introduction

IPG Photonics Corporation (the “Company”) manufactures high-performance optical fiber-based lasers and amplifiers, packaged diodes, direct diode lasers, laser systems, communications systems, related accessories, and materials processing laser systems. The Company manufactures products for a variety of materials processing, telecommunications, medical and advanced applications. Such products contain parts or components that contain Conflict Minerals that are necessary for the functionality or production of these products. “Conflict Minerals” are currently defined as cassiterite, columbite-tantalite, gold, wolframite and their derivatives, which are limited to tin, tantalum and tungsten under Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”). The information contained in this report includes the activities of the Company’s consolidated subsidiaries.

2.    Reasonable Country of Origin Inquiry

The Company does not have direct relationships with smelters or refiners (“SORs”) but is familiar with (and has used the resources provided by) the Conflict Free Smelter Initiative (“CFSI”), an initiative which supports the validation and certification of smelters as “conflict free”. As recognized by the CFSI in its white papers “Reasonable Practices to Identify Sources of Conflict Minerals: Practical Guidance for Downstream Companies” and “Five Practical Steps to Support SEC Conflict Minerals Disclosure”, the Company, as a “downstream” company, possesses no independent means of determining the source and origin of conflict mineral ores processed by smelters or refiners. The Company does not purchase raw ore or unrefined Conflict Minerals and has no direct suppliers in the DRC Region. The Company purchases materials used in its products from a large network of suppliers, and some of those materials contain Conflict Minerals. The Company relies on its suppliers to assist in its efforts to determine the origins of the Conflict Minerals contained in the materials they supply to the Company.

With the assistance of Source Intelligence, an independent, third-party compliance vendor, the Company conducted a Reasonable Country of Origin Inquiry (“RCOI”), an inquiry regarding the origin of Conflict Minerals designed to determine the origination of minerals used by the Company’s suppliers and whether such minerals are from recycled or scrap sources. In preparation for the RCOI, the Company sought to identify the vendors that supply the Company directly with materials that (i) are incorporated into the Company’s products and (ii) reasonably could contain Conflict Minerals. The Company provided Source Intelligence with a list of the Company’s first-tier suppliers determined to meet these two criteria. Using the CFSI reporting template, Source Intelligence engaged the Company’s vendors to collect information concerning the presence and sourcing of Conflict Minerals in the parts and materials supplied to the Company. The CFSI template is the standard reporting template that many companies use to facilitate disclosure and communication of information regarding suppliers that provide materials to a company’s supply chain.

In response to the Company’s RCOI, many suppliers responded that they were in the process of surveying their own suppliers or were uncertain about the origins of their Conflict Minerals. Accordingly, the Company was unable to determine the source of all of its Conflict Minerals and proceeded with further due diligence measures to determine the origins of its Conflict Minerals. There is substantial overlap between the Company’s RCOI efforts and its due diligence measures described below.

Pursuant to the Securities and Exchange Commission’s conflict minerals rule adopted pursuant to Section 1502 of the Act, this Conflict Minerals Report was not subject to an independent private sector audit.

3.    Design of the Company’s Due Diligence and Description of Due Diligence Process

The Company’s Conflict Minerals compliance framework and due diligence were based on the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, Third Edition, and related Supplements on Tin, Tantalum and Tungsten and on Gold (together, the “Guidance”), with a particular focus on the recommendations issued for downstream companies.

According to the Guidance, downstream companies should exercise due diligence on the source and chain of custody of the Conflict Minerals contained in their products. The Act requires that subject company’s due diligence measures should conform to a nationally or internationally recognized due diligence framework, such as the Guidance. As a downstream company, the Company has no independent means of determining the source and origin of conflict minerals ores processed by SORs. Notwithstanding the Company’s inability to independently determine the sourcing of its Conflict Minerals, the Company implemented a due diligence program to identify and seek to trace the Conflict Minerals in its supply chain in order to meet its obligations under Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Company’s due diligence program was based on and conforms to the Guidance and the below summary addresses the Company’s implementation of the various steps set forth in the Guidance.

3.1 Due Diligence Measures Consistent With Step 1 of The Guidance (Management Systems)

The Company maintained a management system to support the Company’s compliance obligations. The Company’s management system included the IPG Photonics Corporation Conflict Minerals Policy (the “Policy”), which is published on the Company’s publicly available website at http://www.ipgphotonics.com/conflict_minerals.htm. The management system also included the Company’s Conflict Minerals Compliance Procedure (the “Procedure”), which established a cross-departmental team consisting of representatives from the purchasing, finance, legal, information technology and product/manufacturing departments of the Company, to execute and monitor the effectiveness of the Policy and the Procedure. The Procedure establishes a process for requesting information from the Company’s first-tier suppliers concerning the origins of their materials and the identity of the SORs in their own supply chains. The Company maintains its engagement with its suppliers through a provision in IPG Photonics’ Terms and Conditions of Purchase, which governs the terms of the Company’s relationships with a substantial majority of its suppliers. This provision requires the Company’s first-tier suppliers to be in compliance with the Act and to provide disclosure to the Company concerning the sources of their Conflict Minerals. The Procedure also implements an IPG Photonics Vendor Sourcing Information Form for Conflict Minerals and Component Vendors, which requests that new suppliers of the Company provide information concerning whether its products contain Conflict Minerals and if so, the sourcing of its Conflict Minerals.

3.2    Due Diligence Measures Consistent With Step 2 of the Guidance (Identify and Assess Risk in the Supply Chain)

Because of the variety and complexity of its products and the changing nature of its extensive supply chain, the Company cannot identify the upstream suppliers in its direct suppliers’ supply chains. As a result, the Company has relied on the responses it has received from its direct suppliers concerning the origin of the Conflict Minerals contained in the parts and materials supplied to the Company, including the information provided from upstream suppliers of the Company’s direct suppliers. The Company sought to identify the SORs in its supply chain by surveying its direct suppliers using the CFSI reporting template. With the assistance of Source Intelligence, the Company issued up to four email requests for information to direct suppliers that did not respond to the survey. Suppliers who remained non-responsive to such email requests were affirmatively contacted by telephone and offered assistance, including further information about the Procedure. The Company also reviewed information collected from vendors and conducted due diligence to determine whether the information provided appeared to be incomplete, inaccurate or not credible. The Company documented and reviewed the country of origin information for the SORs identified by its vendors in response to the survey.

3.3    Due Diligence Measures Consistent With Step 3 of the Guidance (Risk Management Plan)

As recognized by the CFSI, the Company, as a downstream company with no direct relationship to SORs, can only “mitigate risk through working with [its] direct suppliers individually or collectively to identify SORs.” Accordingly, with the assistance of Source Intelligence, the Company sought to increase its visibility into its supply chain by reviewing the SORs identified by its vendors to determine whether they were identified as CFSI compliant, or “conflict free”. The Company also reviewed the geographical locations of the SORs identified by its suppliers to determine if these SORs appeared to be in “red flag” locations, such as the DRC Region. For each known and active SOR identified by the Company’s suppliers, the Company reviewed the countries of origin for the Conflict Minerals that were identified by the Company’s suppliers who identified that SOR. Based on the Company’s review, the Company identified thirty-one (31) known and active SORs that one or more of the Company’s suppliers reported had processed Conflict Minerals from a country of origin in a “red flag” location. Of these thirty-one (31) SORs that the Company’s suppliers reported had processed Conflict Minerals from “red flag” locations, all but three (3) of these

SORs were reported by Source Intelligence, based on its review and due diligence, to be certified as “conflict free”. Of the over 400 known and active SORs that the Company reasonably determined may have been the source of the Company’s Conflict Minerals, the majority of those SORs were reported by Source Intelligence to be certified as “conflict free”.

3.4    Due Diligence Measures Consistent With Step 4 of the Guidance (Audit Smelters or Refiners)

The Company supported the CFSI by using the CFSI reporting template to survey its vendors, and reviewing the list of SORs identified by the Company’s vendors to determine whether the SORs were on the CFSI compliant list.

3.5    Due Diligence Measures Consistent With Step 5 of the Guidance (Report Findings)

The Company posted the Policy on its publicly available website at http://www.ipgphotonics.com/conflict_minerals.htm and has prepared this Conflict Minerals Report as its annual report on the Company’s Conflict Minerals Due Diligence. The content of any website referred to in this Conflict Minerals Report is included for general information only and is not incorporated by reference in this Conflict Minerals Report.

4.    Future Due Diligence Measures

During the reporting period for the calendar year ending December 31, 2016 the Company plans to take the following actions to increase its visibility into the origins of its Conflict Minerals:

a.	Continue to seek to increase the response rate from its direct suppliers.

b.	Continue to evaluate the services that assisted the Company in its collection and assimilation of the sourcing information received from its direct suppliers.

c.	Review the Company’s processes and procedures and make any updates that are appropriate to the Company’s compliance obligations.

5.	SORs and Countries of Origin of The Company’s Conflict Minerals

Based on the Company’s (and its advisor’s) due diligence measures and its review of publicly available information concerning the entities identified to the Company as SORs by its vendors, the Company has identified the following SORs and/or countries of origin as those that it believes potentially processed or served as the origin of the Conflict Minerals contained in its products. Because many of its direct suppliers reported their information to the Company on a “company” level rather than “product” level, however, the Company cannot know with certainty whether any of its products contained any Conflict Minerals from any particular country or SOR identified to the Company. Also, because the Company did not receive responses from all of its suppliers of Conflict Minerals, the Company does not know the origins of all of the Conflict Minerals in its products. The Company therefore cannot conclude that its products do not contain Conflict Minerals originating from the DRC Region in addition to the disclosures that have been reported to the Company, nor can the Company conclude that any of its products contain Conflict Minerals from the DRC Region SORs that were identified to the Company.

Metal	Smelter Name	Smelter Country	Material Country of Origin
Gold	Advanced Chemical Company	United States	United States
Gold	Aida Chemical Industries Co., Ltd.	Japan	Spain, Canada, Bolivia, Japan, Peru, Portugal
Gold	Aktyubinsk Copper Company TOO	Kazakhstan	Unknown
Gold	Al Etihad Gold	United Arab Emirates	Unknown
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany	Japan, Thailand, Germany
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan	China, Mexico, Uzbekistan
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil	Brazil, Australia, South Africa

Metal	Smelter Name	Smelter Country	Material Country of Origin
Gold	Argor-Heraeus SA	Switzerland	Singapore, Argentina, China, Hong Kong, South Africa, Chile
Gold	Asahi Pretec Corporation	Japan	Argentina, Singapore, Brazil, Canada, Japan, Peru, Mexico, United States, Hong Kong, Chile, Papua New Guinea, Guinea, Australia
Gold	Asahi Refining Canada Limited	Canada	Unknown
Gold	Asahi Refining USA Inc.	United States	United States, Hong Kong, Malaysia, Australia, Canada, China
Gold	Asaka Riken Co., Ltd.	Japan	Mexico, Armenia, Japan
Gold	ASARCO Incorporated	United States	Unknown
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey	Brazil, Turkey
Gold	Aurubis AG	Germany	Hong Kong, United States, China, Germany
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	Philippines, Canada
Gold	Bauer Walser AG	Germany	Germany
Gold	BHP Billiton	Australia	Chile
Gold	Boliden AB	Sweden	Sweden, Canada
Gold	C. Hafner GmbH + Co. KG	Germany	Germany
Gold	Caridad	Mexico	Mexico, Bolivia, Chile, China, Japan
Gold	CCR Refinery - Glencore Canada Corporation	Canada	Germany, United States, Zambia, Peru, Canada, Chile, DRC-Congo (Kinshasa), Argentina, Japan, Australia, Switzerland
Gold	Cendres + Métaux SA	Switzerland	Switzerland, Australia, Germany
Gold	Chimet S.p.A.	Italy	Italy, Australia, Mexico
Gold	China Nonferrous Metal Mining (Group) Co., Ltd.	China	Zambia, China, Kyrgyzstan, Tajikistan
Gold	Chugai Mining	Japan	Japan, Canada
Gold	Codelco	Chile	Chile
Gold	Daejin Indus Co., Ltd.	South Korea	Japan, South Korea
Gold	Daye Non-Ferrous Metals Mining Ltd.	China	China
Gold	DODUCO GmbH	Germany	Recycle/Scrap
Gold	Dowa	Japan	Hong Kong, United States, Japan, Canada, Mexico, Indonesia
Gold	DSC (Do Sung Corporation)	South Korea	South Korea
Gold	Eco-System Recycling Co., Ltd.	Japan	Japan, Bolivia, Canada
Gold	Eldorado Gold Corporation	Canada	Turkey, Greece, Romania, China, Brazil, Australia
Gold	Elemetal Refining, LLC	United States	United States, Indonesia, Russia, Japan, Brazil, Hong Kong, Kazakhstan, Philippines

Metal	Smelter Name	Smelter Country	Material Country of Origin
Gold	Emirates Gold DMCC	United Arab Emirates	Unknown
Gold	ESG Edelmetall-Service GmbH & Co. KG	Germany	Germany
Gold	Faggi Enrico S.p.A.	Italy	Italy
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe	Unknown
Gold	Gansu Seemine Material Hi-Tech Co Ltd	China	China
Gold	Geib Refining Corporation	United States	China, United States
Gold	Guangdong Gaoyao Co	China	Unknown
Gold	Guangdong Jinding Gold Limited	China	China, Australia, Taiwan
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	China
Gold	Heimerle + Meule GmbH	Germany	Canada, China, Malaysia, Mozambique, Austria, Australia, Germany, Hong Kong, Philippines, South Africa, Jersey
Gold	Heraeus Ltd. Hong Kong	China	Peru, Singapore, Mozambique, France, South Africa, China, Canada, Germany, Hong Kong, Switzerland, Laos, Thailand, Japan, Malaysia, Australia, Taiwan, Philippines
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany	Malaysia, Jersey, United States, Chile, Hong Kong, Peru, Australia, Bolivia, Germany, Switzerland, China
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	Brazil	Unknown
Gold	Huichang Jinshunda Tin Co. Ltd	China	Unknown
Gold	Hunan Chenzhou Mining Co., Ltd.	China	Unknown
Gold	Hwasung CJ Co. Ltd	South Korea	United States, Australia, Canada, Mexico, Hong Kong, Japan, South Korea
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China	Mexico, Mongolia, China
Gold	Ishifuku Metal Industry Co., Ltd.	Japan	Unknown
Gold	Istanbul Gold Refinery	Turkey	Turkey
Gold	Japan Mint	Japan	Japan
Gold	Jiangxi Copper Company Limited	China	United States, China, Japan
Gold	Jinlong Copper Co., Ltd.	China	China, United States
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia	Australia, Russia, Canada, Japan
Gold	JSC Uralelectromed	Russia	Russia
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan	Chile
Gold	Kaloti Precious Metals	United Arab Emirates	Unknown
Gold	Kazakhmys plc	Kazakhstan	Kazakhstan, Krygyzstan
Gold	Kazzinc	Kazakhstan	Australia, Kazakhstan, Peru
Gold	Kennecott Utah Copper LLC	United States	Unknown
Gold	KGHM Polska Miedź Spółka Akcyjna	Poland	Chile
Gold	Kojima Chemicals Co., Ltd.	Japan	Japan
Gold	Korea Metal Co. Ltd	South Korea	Australia, South Korea

Metal	Smelter Name	Smelter Country	Material Country of Origin
Gold	Korea Metal Co. Ltd	South Korea	South Korea
Gold	Kovohutě Příbram	Czech Republic	Recycle/Scrap
Gold	Kyrgyzaltyn JSC	Kyrgyzstan	Australia, Brazil, Kyrgyzstan
Gold	L' azurde Company For Jewelry	Saudi Arabia	Saudi Arabia, Australia, Canada, Japan, Taiwan
Gold	Lingbao Gold Company Ltd.	China	China
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	China	China
Gold	LS-NIKKO Copper Inc.	South Korea	Kazakhstan, South Korea, Peru, Singapore, India, Indonesia, Hong Kong, Brazil, United States, Chile, Japan, Australia, South Africa
Gold	Luo yang Zijin Yinhui Metal Smelt Co Ltd	China	China
Gold	Materion	United States	Canada, Chile, Brazil, China, United States
Gold	Matsuda Sangyo Co., Ltd.	Japan	China, Australia, United Kingdom, United States, Indonesia, Canada, Hong Kong, Japan
Gold	Metahub Industries Sdn. Bhd.	Malaysia	Unknown
Gold	Metalli Preziosi S.p.A	China	Unknown
Gold	Metallic Resources, Inc.	United States	Unknown
Gold	Metalor Technologies (Hong Kong) Ltd.	China	Switzerland, Australia, China, United States, Hong Kong, Peru, Japan
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	China, Switzerland, Singapore
Gold	Metalor Technologies (Suzhou) Co Ltd	China	China, South Africa
Gold	Metalor Technologies SA	Switzerland	Sweden, China, Canada, Switzerland, United Kingdom, Hong Kong, United States
Gold	Metalor USA Refining Corporation	United States	China, Mexico, Switzerland, United States, Canada
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	Mexico	China, Mexico
Gold	Mitsubishi Materials Corporation	Japan	Canada, Chile
Gold	Mitsui Mining & Smelting	Japan	Japan, Canada, China, Australia
Gold	MMTC-PAMP India Pvt., Ltd.	India	Unknown
Gold	Morris and Watson	New Zealand	Unknown
Gold	Moscow Special Alloys Processing Plant	Russia	Russia
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey	United Arab Emirates, Saudi Arabia, Turkey
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan	Indonesia, United States, Uzbekistan
Gold	Nihon Material Co., Ltd.	Japan	Japan, Mozambique, Canada, Australia
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Austria	Unknown
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan	Japan
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russia	Russia

Metal	Smelter Name	Smelter Country	Material Country of Origin
Gold	OJSC Kolyma Refinery	Russia	Russia
Gold	OJSC Novosibirsk Refinery	Russia	Russia, Italy
Gold	PAMP SA	Switzerland	South Africa, Australia, Mexico, Hong Kong, Canada, Switzerland
Gold	Penglai Penggang Gold Industry Co Ltd	China	China
Gold	Prioksky Plant of Non-Ferrous Metals	Russia	Russia, China, Australia
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	Indonesia
Gold	PX PrŽcinox SA	Switzerland	Australia, Switzerland, Canada, Mozambique
Gold	Rand Refinery (Pty) Ltd.	South Africa	DRC- Congo (Kinshasa), Canada, Guinea, Mali, Tanzania, China, Ghana, Hong Kong, Namibia, South Africa
Gold	Republic Metals Corporation	United States	Unknown
Gold	Rio Tinto Group	United Kingdom	Unknown
Gold	Royal Canadian Mint	Canada	Germany, Suriname, Canada, Guyana, Switzerland, Japan, Chile, Peru, Mexico
Gold	SAAMP	France	Unknown
Gold	Sabin Metal Corp.	United States	China, United States, Canada
Gold	Samduck Precious Metals	South Korea	South Korea
Gold	SAMWON METALS Corp.	South Korea	Hong Kong, South Korea, Australia, China
Gold	SAXONIA Edelmetalle GmbH	Germany	Unknown
Gold	Schone Edelmetaal B.V.	Netherlands	Netherlands, Belgium
Gold	SEMPSA Joyería Platería SA	Spain	Spain
Gold	Shandong Gold Mining Co., Ltd.	China	Unknown
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	Unknown
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	United States, China, Japan
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China	Unknown
Gold	Singway Technology Co., Ltd.	Taiwan	Unknown
Gold	So Accurate Group, Inc.	United States	Thailand, China, United States
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia	Russia, Taiwan, Germany
Gold	Solar Applied Materials Technology Corp.	Taiwan	Taiwan, Canada, United States, Hong Kong, China
Gold	Sumitomo Metal Mining Co., Ltd.	Japan	Japan, Indonesia, Chile
Gold	Super Dragon Technology Co., Ltd.	Taiwan	Taiwan, China
Gold	Super Dragon Technology Co., Ltd.	Taiwan	China
Gold	T.C.A S.p.A	Italy	Unknown
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	United Kingdom, Uzbekistan, China, Switzerland, Chile, Hong Kong, South Africa, Canada, United States, Australia, Malaysia, Singapore, Mexico, Japan, Belgium

Metal	Smelter Name	Smelter Country	Material Country of Origin
Gold	The Great Wall Gold and Silver Refinery of China	China	China
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China	China, Peru
Gold	Tokuriki Honten Co., Ltd.	Japan	China, Australia, Japan, United States, Canada, Hong Kong, Peru, Chile
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	China	China
Gold	Tony Goetz NV	Belgium	Unknown
Gold	Torecom	South Korea	South Korea
Gold	Umicore Brasil Ltda.	Brazil	Japan, Brazil
Gold	Umicore Precious Metals Thailand	Thailand	Thailand
Gold	Umicore SA Business Unit Precious Metals Refining	Belgium	Unknown
Gold	Valcambi SA	Switzerland	Australia, Hong Kong, Japan, Switzerland, Taiwan
Gold	Western Australian Mint trading as The Perth Mint	Australia	Australia, Chile, Peru, Guinea, Hong Kong, South Korea, Bolivia, China, Papua New Guinea
Gold	WIELAND Edelmetalle GmbH	Germany	Unknown
Gold	Yamamoto Precious Metal Co., Ltd.	Japan	Japan
Gold	Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.	China	China
Gold	Yokohama Metal Co., Ltd.	Japan	Japan, China, Malaysia, Brazil
Gold	Yunnan Copper Industry Co Ltd	China	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Australia, Canada, China, Switzerland, Thailand, Mozambique, Philippines
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China	China, Krygyzstan, Peru, Tajikistan, Mongolia, Papua New Guinea, Russia
Tantalum	ABS Industrial Resources Ltd	United Kingdom	Unknown
Tantalum	AMG Advanced Metallurgical Group	United States	Brazil
Tantalum	Avon Specialty Metals Ltd	United Kingdom	Unknown
Tantalum	Conghua Tantalum and Niobium Smeltry	China	Niger, China, Brazil, Rwanda, Ethiopia, Thailand, India
Tantalum	D Block Metals, LLC	United States	Unknown
Tantalum	Duoluoshan	China	Malaysia, India, China, Japan, Rwanda, Thailand, Bolivia, Ethiopia, Niger, Brazil, Nigeria
Tantalum	E.S.R. Electronics	United States	Unknown
Tantalum	Exotech Inc.	United States	Unknown
Tantalum	F&X Electro-Materials Ltd.	China	Russia, China
Tantalum	FIR Metals & Resource Ltd.	China	Brazil
Tantalum	Gannon & Scott	United States	Unknown
Tantalum	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	China, Canada
Tantalum	Global Advanced Metals Aizu	Japan	Canada, Japan, Australia

Metal	Smelter Name	Smelter Country	Material Country of Origin
Tantalum	Global Advanced Metals Boyertown	United States	Australia, Mozambique, Brazil, Canada, China, Japan, United States
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China	China, Sierra Leone, Nigeria, Brazil
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	China	Unknown
Tantalum	H.C. Starck Co., Ltd.	Thailand	Sierra Leone, Australia, Thailand, Brazil, Bolivia, India, Namibia, Zimbabwe, Rwanda, Mozambique, Ethiopia
Tantalum	H.C. Starck GmbH Goslar	Germany	Bolivia, Namibia, Australia, Thailand, India, Zimbabwe, Ethiopia, Japan, Germany, China, Mozambique, Rwanda, Sierra Leone, Brazil, Canada, United States
Tantalum	H.C. Starck GmbH Laufenburg	Germany	Japan, Germany, Zimbabwe, Australia, Canada, Rwanda, Sierra Leone, Bolivia, China, Ethiopia, Brazil, Mozambique, Namibia
Tantalum	H.C. Starck Hermsdorf GmbH	Germany	Canada, Mozambique, Bolivia, Brazil, Australia, India, China, Ethiopia, Germany, Rwanda, Japan
Tantalum	H.C. Starck Inc.	United States	Australia, Ethiopia, Zimbabwe, Canada, India, Germany, Japan, Brazil, Mozambique, Rwanda, United States, Namibia, Sierra Leone, China, Bolivia
Tantalum	H.C. Starck Ltd.	Japan	Mozambique, Rwanda, Bolivia, Germany, Namibia, Japan, China, Sierra Leone, Australia, India, Ethiopia, Zimbabwe, Canada, Brazil
Tantalum	H.C. Starck Smelting GmbH & Co.KG	Germany	Unknown
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	China
Tantalum	Hi-Temp Specialty Metals, Inc.	United States	Zimbabwe, China, Sierra Leone, Namibia, India, Bolivia, Rwanda, Ethiopia, Brazil, Mozambique, Australia, United States
Tantalum	Hunan Chunchang Nonferrous Metals Co., Ltd.	China	Unknown
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd	China	Unknown
Tantalum	Jiangxi Tuohong New Raw Material	China	Unknown
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	China
Tantalum	Jiujiang Tanbre Co., Ltd.	China	DRC- Congo (Kinshasa), China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	Unknown

Metal	Smelter Name	Smelter Country	Material Country of Origin
Tantalum	JX Nippon Mining & Metals Co., Ltd.	Japan	Unknown
Tantalum	KEMET Blue Metals	United States	Mozambique, Nigeria, Rwanda, Mexico, Niger, Burundi
Tantalum	Kemet Blue Powder	United States	DRC- Congo (Kinshasa), China, United States, Mozambique, Rwanda, Burundi, Mexico, Nigeria, Niger
Tantalum	King-Tan Tantalum Industry Ltd.	China	Ethiopia, China
Tantalum	LSM Brasil S.A.	Brazil	Brazil
Tantalum	Metallurgical Products India Pvt., Ltd.	India	India
Tantalum	Mineração Taboca S.A.	Brazil	Brazil
Tantalum	Mitsui Mining & Smelting	Japan	Chile
Tantalum	Molycorp Silmet A.S.	Estonia	Estonia
Tantalum	Ningxia Non-ferrous Metal Smeltery	China	Unknown
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China	Burundi, Rwanda, Niger, Brazil, Mozambique, Australia, Malaysia, Switzerland, China, Ethiopia, Nigeria
Tantalum	Phoenix Metal Ltd	Rwanda	Unknown
Tantalum	Plansee SE Liezen	Austria	Austria
Tantalum	Plansee SE Reutte	Austria	Austria
Tantalum	QuantumClean	United States	United States
Tantalum	Resind Indústria e Comércio Ltda.	Brazil	Unknown
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China	Russia, Peru, China
Tantalum	Solikamsk Magnesium Works OAO	Russia	Unknown
Tantalum	Taki Chemicals	Japan	Brazil, Japan
Tantalum	Telex Metals	United States	United States, Kazakhstan, Russia
Tantalum	Tranzact, Inc.	United States	Unknown
Tantalum	Treibacher Industrie AG	Austria	Unknown
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Rwanda, Australia, Kazakhstan, United States, Mozambique, Brazil, DRC-Congo (Knshasa), Belarus, Canada, Japan, Burundi, Ethiopia, Russia, China, Zimbabwe
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	China	Unknown
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China	China
Tantalum	Zhuzhou Cemented Carbide	China	Brazil, Niger, Burundi, Malaysia, DRC-Congo (Kinshasa), Kazakhstan, China, Nigeria, Rwanda, Russia, Japan
Tin	Alpha	United States	China, Taiwan, Peru, Jersey, Spain, United States, Thailand, Chile
Tin	An Thai Minerals Company Limited	Vietnam	Unknown

Metal	Smelter Name	Smelter Country	Material Country of Origin
Tin	An Vinh Joint Stock Mineral Processing Company	Vietnam	Unknown
Tin	Best Metais e Soldas SA	Brazil	Unknown
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	China	Unknown
Tin	China Tin Group Co., Ltd.	China	China
Tin	CNMC (Guangxi) PGMA Co. Ltd.	China	China
Tin	Colonial Metals, Inc	United States	Recycle/Scrap
Tin	Complejo Metalurgico Vinto S.A.	Bolivia	Bolivia
Tin	Complejo Metalurgico Vinto S.A.	Bolivia	Brazil
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil	Peru, Australia, Brazil
Tin	CSC Pure Technologies	Russia	Russia
Tin	CSC Pure Technologies	Russia	China
Tin	CV Ayi Jaya	Indonesia	Unknown
Tin	CV Dua Sekawan	Indonesia	Unknown
Tin	CV Duta Putra Bangka	Indonesia	China
Tin	CV Gita Pesona	Indonesia	Unknown
Tin	CV Prima Timah Utama	Indonesia	Indonesia
Tin	CV Serumpun Sebalai	Indonesia	United States, Uzbekistan, Malaysia, Brazil
Tin	CV Tiga Sekawan	Indonesia	Unknown
Tin	CV United Smelting	Indonesia	DRC- Congo (Kinshasa), China, Malaysia, Indonesia, Peru, Japan
Tin	CV Venus Inti Perkasa	Indonesia	Unknown
Tin	Dongguan Qiandao Tin Co., Ltd	China	Unknown
Tin	Dowa	Japan	Unknown
Tin	EFD INC.	United States	Unknown
Tin	Electroloy Metal Pte	Singapore	Brazil, Singapore, China, Malaysia
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Vietnam	Unknown
Tin	Elmet S.A. de C.V.	Mexico	Unknown
Tin	Elmet S.L.U. (Metallo Group)	Spain	Unknown
Tin	EM Vinto	Bolivia	Brazil, Canada, Russia, Indonesia, Germany, DRC-Congo (Kinshasa), China, Peru, Malaysia, Bolivia
Tin	Estanho de Rondônia S.A.	Brazil	Brazil, Taiwan
Tin	Federal Metal Company	United States	Recycle/Scrap
Tin	Feinhutte Halsbrucke GmbH	Germany	Poland, Germany
Tin	Fenix Metals	Poland	Poland, Brazil
Tin	Fenix Metals	Poland	Brazil
Tin	Gejiu Fengming Metalurgy Chemical Plant	China	Unknown
Tin	Gejiu Kai Meng Industry and Trade LLC	China	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Bolivia, Indonesia, Canada, Japan, Brazil, Peru, China
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	Unknown

Metal	Smelter Name	Smelter Country	Material Country of Origin
Tin	Gejiu Zi-Li	China	Brazil, China
Tin	Guangxi Non-ferrous Metals Group Company Limited	China	Unknown
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China	Unknown
Tin	Heraeus Materials Technology GmbH & Co. KG	Singapore	Jersey, Switzerland, Singapore, Australia, Germany, China, Hong Kong, South Korea
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China	Unknown
Tin	HuiChang Hill Tin Industry Co., Ltd.	China	Unknown
Tin	Huichang Jinshunda Tin Co. Ltd	China	China
Tin	Hyundai-Steel	South Korea	Malaysia
Tin	Ishifuku Metal Industry Co., Ltd.	Japan	Unknown
Tin	Japan New Metals Co., Ltd.	Japan	Unknown
Tin	Jean Goldschmidt International SA	Belgium	China, Belgium
Tin	Jiangxi Copper Company Limited	China	Unknown
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China	China
Tin	JX Nippon Mining & Metals Co., Ltd.	Japan	Unknown
Tin	Kovohutě Příbram	Czech Republic	Recycle/Scrap
Tin	Kunshan Chengli Tin Co., Ltd.	China	Unknown
Tin	Linwu Xianggui Smelter Co	China	Japan
Tin	Linwu Xianggui Smelter Co	China	China, India
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil	Brazil
Tin	Malaysia Smelting Corporation (MSC)	Malaysia	DRC- Congo (Kinshasa), Malaysia, Indonesia
Tin	Materials Eco-Refining CO.,LTD	Japan	Recycle/Scrap
Tin	Materials Eco-Refining CO.,LTD	Japan	Japan
Tin	Melt Metais e Ligas S/A	Brazil	Brazil
Tin	Metahub Industries Sdn. Bhd.	Malaysia	Unknown
Tin	Metallic Resources, Inc.	United States	Unknown
Tin	Metallo-Chimique N.V.	Belgium	Unknown
Tin	Metalor Technologies SA	Switzerland	Unknown
Tin	Mineração Taboca S.A.	Brazil	Brazil
Tin	Minsur	Peru	United States, Peru, Rwanda, China, DRC-Congo (Kinshasa), Brazil, Canada, Malaysia, Switzerland, Bolivia, Thailand
Tin	Mitsubishi Materials Corporation	Japan	Indonesia
Tin	Mitsui Mining & Smelting	Japan	Unknown
Tin	Nankang Nanshan Tin Co., Ltd.	China	Portugal, Bolivia, China, Russia
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Vietnam	Vietnam
Tin	Novosibirsk Integrated Tin Works	Russia	Peru, Russia, Philippines, Kazakhstan
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	Philippines, Thailand, China

Metal	Smelter Name	Smelter Country	Material Country of Origin
Tin	O.M. Manufacturing Philippines, Inc.	Philippines	Canada, Brazil, Bolivia, China, Philippines, Malaysia, Peru
Tin	Operaciones Metalurgical S.A.	Bolivia	Brazil, Philippines, Bolivia, Malaysia, Indonesia, China, DRC-Congo (Kinshasa), Peru, Canada, Japan, Russia, Thailand
Tin	PBT	France	Unknown
Tin	Phoenix Metal Ltd	Rwanda	Unknown
Tin	POSCO	South Korea	Peru
Tin	POSCO	South Korea	South Korea
Tin	Primeyoung Metal Ind. (Zhuhai) Co., Ltd	China	Unknown
Tin	PT Alam Lestari Kencana	Indonesia	Australia, Indonesia
Tin	PT Aries Kencana Sejahtera	Indonesia	China
Tin	PT Artha Cipta Langgeng	Indonesia	China, Germany, Bolivia, Brazil, Indonesia, Malaysia
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	Unknown
Tin	PT Babel Inti Perkasa	Indonesia	Peru, Indonesia
Tin	PT Bangka Kudai Tin	Indonesia	Indonesia, China
Tin	PT Bangka Prima Tin	Indonesia	Unknown
Tin	PT Bangka Timah Utama Sejahtera	Indonesia	Brazil, Indonesia, China
Tin	PT Bangka Tin Industry	Indonesia	Canada, China, Brazil, Peru, Malaysia, Bolivia
Tin	PT Belitung Industri Sejahtera	Indonesia	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia	Bolivia, Canada, China, Peru, Malaysia, Brazil
Tin	PT Bukit Timah	Indonesia	Bolivia, Russia, Peru, Australia, Brazil, China, DRC-Congo (Kinshasa), Canada, Indonesia, Malaysia
Tin	PT Cipta Persada Mulia	Indonesia	Unknown
Tin	PT DS Jaya Abadi	Indonesia	Canada, China, Indonesia, Japan, Russia, Mozambique, Peru, Malaysia, Poland, Brazil, Bolivia, Australia
Tin	PT Eunindo Usaha Mandiri	Indonesia	China
Tin	PT Fang Di MulTindo	Indonesia	Unknown
Tin	PT Inti Stania Prima	Indonesia	Unknown
Tin	PT Justindo	Indonesia	Australia, China, Brazil
Tin	PT Karimun Mining	Indonesia	Unknown
Tin	PT Kijang Jaya Mandiri	Indonesia	Unknown
Tin	PT Mitra Stania Prima	Indonesia	Bolivia, China, Russia, Chile, Mexico, Brazil, Indonesia
Tin	PT Panca Mega Persada	Indonesia	Unknown
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Burundi, Malaysia, Nigeria, Brazil, China, Bolivia, Rwanda, Indonesua, Niger, DRC-Congo (Kinshasa)
Tin	PT Prima Timah Utama	Indonesia	United States

Metal	Smelter Name	Smelter Country	Material Country of Origin
Tin	PT Refined Bangka Tin	Indonesia	Indonesia, China
Tin	PT Sariwiguna Binasentosa	Indonesia	United States
Tin	PT Seirama Tin investment	Indonesia	Unknown
Tin	PT Stanindo Inti Perkasa	Indonesia	Malaysia, Mozambique, China, Canada, DRC-Congo (Kinshasa), Australia, Indonesia, Bolivia, Peru, Brazil
Tin	PT Sukses Inti Makmur	Indonesia	Unknown
Tin	PT Sumber Jaya Indah	Indonesia	China
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Thailand, Canada, France, United States, Chile, Peru, China, Malaysia, Brazil, Indonesia, Bolivia, India, Brazil, DRC-Congo (Kinshasa)
Tin	PT Tinindo Inter Nusa	Indonesia	Belgium, China, Indonesia
Tin	PT Tirus Putra Mandiri	Indonesia	Unknown
Tin	PT Tommy Utama	Indonesia	Unknown
Tin	PT WAHANA PERKIT JAYA	Indonesia	Unknown
Tin	Pure Technology	Russia	Russia, China
Tin	Resind Indústria e Comércio Ltda.	Brazil	Unknown
Tin	Rui Da Hung	Taiwan	Taiwan, China, Japan
Tin	Senju Metal Industry Co., Ltd.	Bolivia	China, Bolivia, Brazil, Malaysia, Australia, Canada, Japan, Peru
Tin	SGS	Bolivia	Brazil, Bolivia, Canada, Peru, China, Malaysia
Tin	Shenzhen Anchen Tin Co., Ltd	China	Unknown
Tin	Soft Metais Ltda.	Brazil	Brazil
Tin	Solikamsk Magnesium Works OAO	Russia	Unknown
Tin	Sumisho Material Corp.	Japan	Unknown
Tin	Sumitomo Metal Mining Co., Ltd.	Japan	Unknown
Tin	TaeguTec Ltd.	South Korea	Unknown
Tin	Technic Inc.	United States	Mexico, China, Canada, Peru, Brazil, Chile
Tin	Thaisarco	Thailand	Chile, Rwanda, Morocco, Peru, Canada, Japan, China, Malaysia, Bolivia, Poland, Australia, Brazil, DRC-Congo (Kinshasa), Portugal, Indonesia, Thailand
Tin	TongLing Nonferrous Metals Group Holdings Co., Ltd.	China	Unknown
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Vietnam	Unknown
Tin	Umicore SA Business Unit Precious Metals Refining	Belgium	Unknown
Tin	Vale Inco, Ltd.	Canada	Unknown
Tin	VQB Mineral and Trading Group JSC	Vietnam	Unknown
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil	China, Brazil, Thailand, Peru, Germany

Metal	Smelter Name	Smelter Country	Material Country of Origin
Tin	Xianghualing Tin Co., Ltd.	China	China
Tin	Yichun Jin Yang Rare Metal Co., Ltd.	China	Unknown
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	China	China, Singapore
Tin	Yunnan Tin Group (Holding) Company Limited	China	Ethiopia, Brazil, Indonesia, Australia, China, Germany, Bolivia, Peru, Canada, Hong Kong, Belgium, China, Malaysia
Tin	Zhongshi Metal Co., Ltd	China	Unknown
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan	China
Tungsten	ABS Industrial Resources Ltd	United Kingdom	Unknown
Tungsten	ACL Metais Eireli	Brazil	Unknown
Tungsten	Air Products	United States	Unknown
Tungsten	Asia Tungsten Products Vietnam Ltd.	Vietnam	Unknown
Tungsten	Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	China	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China	China, Russia, Peru, Thailand, China, Canada
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China	Unknown
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China	China
Tungsten	ERAMET	France	Unknown
Tungsten	Exotech Inc.	United States	United States
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	Australia
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China	China
Tungsten	Ganxian Shirui New Material Co., Ltd.	China	Unknown
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	China	Unknown
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China	Bolivia, China, Peru, Portugal,Canada, Spain
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	China
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China	China, Russia, Bolivia
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China	Unknown
Tungsten	Global Tungsten & Powders Corp.	United States	Portugal, Bolivia, Spain, Canada, China, Peru, United States
Tungsten	Golden Egret Special Alloy Co. Ltd	China	China, Japan
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China	China, Russia, Thailand, Canada
Tungsten	H.C. Starck GmbH	Germany	China, Thailand, Canada, Estonia, Zimbabwe, Japan, Brazil, Moambique, Portugal, Ethiopia, Spain, India, Russia, Australia, Bolivia, Germany, United States, Namibia, Peru, Rwanda, Sierra Leone
Tungsten	H.C. Starck Smelting GmbH & Co.KG	Germany	Unknown
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China	China

Metal	Smelter Name	Smelter Country	Material Country of Origin
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China	Unknown
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	China	Unknown
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China	China, Japan
Tungsten	Hydrometallurg, JSC	Russia	Unknown
Tungsten	Izawa Metal Co., Ltd	Japan	Japan
Tungsten	Japan New Metals Co., Ltd.	Japan	Thailand, Canada, China, Russia
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	China
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China	Unknown
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	China
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China	Unknown
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China	China
Tungsten	Jiujiang Tanbre Co., Ltd.	China	Unknown
Tungsten	JX Nippon Mining & Metals Co., Ltd.	Japan	Unknown
Tungsten	Kennametal Fallon	United States	Portugal, United States, China, Russia, Bolivia
Tungsten	Kennametal Huntsville	United States	United States, Bolivia, China
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	China	Unknown
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China	China
Tungsten	Materion	United States	China, United States, Brazil, Canada
Tungsten	Mitsubishi Materials Corporation	Japan	Unknown
Tungsten	Moliren Ltd	Russia	Unknown
Tungsten	Niagara Refining LLC	United States	Brazil, Mexico, Russia, Portugal
Tungsten	North American Tungsten	Canada	Canada, China, Japan
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Vietnam	Unknown
Tungsten	Philippine Chuangin Industrial Co., Inc.	Philippines	Unknown
Tungsten	Pobedit, JSC	Russia	Unknown
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Vietnam	Unknown
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China	Unknown
Tungsten	Sumitomo Metal Mining Co., Ltd.	Japan	Unknown
Tungsten	TaeguTec Ltd.	South Korea	Unknown
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd.	Japan	Japan
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam	China, Vietnam
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam	Vietnam
Tungsten	Voss Metals Company, Inc.	United States	United States

Metal	Smelter Name	Smelter Country	Material Country of Origin
Tungsten	Wolfram Bergbau und Hütten AG	Austria	Austria, China, Australia
Tungsten	Woltech Korea Co., Ltd.	South Korea	Unknown
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.Ltd	China	Unknown
Tungsten	Xiamen Tungsten Co., Ltd.	China	Australia, Bolivia, United States, Japan, Canada, Mexico, Portugal, Spain, Thailand, China, Germany, Brazil, Russia, Nigeria, Peru, Niger, Rwanda, China, Vietnam
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China	Unknown
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China	China
Tungsten	Zhuzhou Cemented Carbide	China	Russia, Mexico, Spain, Bolivia, Niger, Rwanda, China, Australia, Brazil, China, Thailand, Canada, Nigeria
Tungsten	Zigong Cemented Carbide Co., Ltd.	China	Unknown

6.    The Company has placed this report on its publicly available web site at
http://investor.ipgphotonics.com/sec.cfm